Exhibit 24(b)(8.100)
FIRST AMENDMENT TO
FUND PARTICIPATION AGREEMENT

This First Amendment to Fund Participation Agreement (“Amendment”) is entered into by and among Legg Mason Investor Services, LLC, (the “Distributor”, “LMIS”, “We” or “Us”) ING Life
Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) (“ILIAC”)
and ING Financial Advisers, LLC (“ING Financial”) (collectively, “ING”, “You” or “Your”)
collectively (the “Parties”).

WHEREAS, Legg Mason Wood Walker Incorporated (“LMWW”) and ILIAC entered into a
Fund Participation Agreement dated as of February 1, 2001 (the “Agreement”). Terms defined in the
Agreement are used herein as therein defined; and

WHEREAS, LMWW, formerly a wholly-owned subsidiary of Legg Mason, Inc., was sold to
Citigroup, Inc, effective December 1, 2005 (the “Transaction”); and

WHEREAS LMIS is also a wholly-owned subsidiary of Legg Mason, Inc. and was appointed by the Funds as the successor to LMWW’s mutual fund underwriting and distribution activities on behalf of the Funds prior to completion of the Transaction; and

WHEREAS, LMWW assigned all of its rights and obligations under the Agreement to the
Distributor effective December 1, 2005 and the Distributor accepted such assignment; and

WHEREAS, the Parties desire to amend the Agreement to reflect the substitution of LMIS for
LMWW as the Distributor;

WHEREAS, certain plans may invest in the Funds indirectly through annuity contracts and funding agreements issued by ILIAC (the “Contracts”); and

WHEREAS, ILIAC has established and may establish in the future separate accounts for all of its annuity contracts and funding agreements (the “Separate Accounts”) to serve as an investment vehicle for the Contracts; and

WHEREAS, ING Financial will distribute units of the Separate Accounts that may in turn invest in the Funds; and

WHEREAS, the parties wish to modify the Fund Participation Agreement by adding ING
Financial ,the affiliated broker/dealer of ILIAC , as a party to the Agreement;

WHEREAS, the Parties wish to amend certain other provisions of the Agreement, as provided below.

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the Parties agree as follows:

1.	ING Financial is hereby added to the agreement as an affiliated broker/dealer, and all provisions in the Agreement relating to ILIAC are hereby amended to include ING Financial, unless otherwise specified in this Amendment.

2. Assignment to LMIS.

ILIAC acknowledges (i) that LMWW has assigned the Agreement to LMIS, effective December
1, 2005, that LMIS is a Legg Mason, Inc. affiliate that is the successor to the mutual fund underwriting and distribution activities formally performed by LMWW, and that in accordance with the provisions of the Agreement ILIAC consents to such assignment. LMIS acknowledges that is has been made a party to the Agreement and has assumed all of LMWW’s rights, duties and obligations under the Agreement.

3. Schedule B of this Amendment, attached hereto, supersedes and replaces in its entirety the
Schedule B of the Agreement. Your compensation for each fund shown in this Amendment will be as shown in Schedule B.

4. To the extent a fund imposes a redemption fee as provided in the applicable prospectus and
You choose to offer such fund, You agree to abide and comply with the terms of the relevant prospectus and/or SAI in connection with the collection of such redemption fee and the transmission in such fee to the Fund.

5. The procedure relating to the handling of orders shall be subject to provisions of this
Agreement and instructions that we or the Fund shall forward from time to time to You. All orders are subject to acceptance or rejection by the applicable Fund or Us in the sole discretion of either. The minimum initial purchase and the minimum subsequent purchase of any Shares shall be as set forth in the applicable Fund Prospectus. You agree to effect all purchase, redemption or exchange orders in the manner and upon the terms described in the Fund Prospectus.

6. Authorization, Services and Duties.

(a) Your internal systems for processing and transmitting orders are suitably designed to prevent orders received at or after the Close of Trading from being aggregated with orders received before the Close of Trading.

(b) In making Shares available to Your clients or customers, You agree to comply with all applicable law, including the applicable law and regulation of the jurisdictions in which You sell any
Shares directly or indirectly.

7. Customer Orders.

You agree to maintain records sufficient to identify the date and time of receipt of all customer transactions and shall make such records available upon request for examination by Distributor, or its designated representative, at the request of the transfer agent or by appropriate governmental authorities. Under no circumstances shall you change, alter or manipulate any customer transactions received by you in good order.

8. Representations.

With respect to any and all transactions in Class C or R Shares of the Funds pursuant to this
Amendment, it is understood and agreed in each case that unless otherwise agreed to by us in writing:

ING Financial is a broker-dealer and ING Financial is legally permitted to receive all compensation contemplated by this Agreement.

9. Market Timing.

You have systems and procedures reasonably designed and implemented to identify market timing/frequent trading patterns. When market timing is identified by Us, You will, at the written instructions of the Distributor, block the accounts of identified market timers, as provided by the shareholder information agreement dated April 16, 2007 and effective October 16, 2007.

10. Anti-Money Laundering.

You agree that: (a) it is Your responsibility for having in place anti-money laundering procedures which comply with Title III of the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot) Act of 2001, as amended and the rules promulgated thereunder, and any related state, self-regulatory organization and SEC anti-
money laundering laws, rules and regulations and all local laws in jurisdictions in which shares of the funds are distributed, (b) it is Your sole responsibility to take all reasonable steps to determine: (1) the true identity of the client, (2) the source of a client’s funds and (3) that the client is not involved in money laundering activities, and (c) it is Your sole responsibility to comply with any other “know your customer” requirements in accordance with applicable law. Unless otherwise agreed, it is Your responsibility to implement procedures necessary to monitor client transactions in order to detect attempted or actual money laundering in accordance with applicable law. You further agree that subject to Section 352 of Title III of the USA Patriot Act to promptly provide us, upon our reasonable request, with documentation relating to your anti-money laundering policies and analysis.

11. Disclosure.

You agree that with respect to the compensation you receive You will make or cause to be made disclosure of such payments in accordance with applicable law.

12. 12b-1 Plan.

To compensate ING Financial for its distribution of Fund Shares, Distributor shall make quarterly payments to ING Financial, as specified in Schedule B (attached), based on the average net assets invested in Fund shares through the Contracts in each calendar quarter. Distributor will make such payments to ING Financial within thirty (30) days after the end of each calendar quarter. Each payment will be accompanied by a statement showing the calculation of the fee payable to ING Financial for the quarter and such other supporting data as may be reasonably requested by ING Financial. If Distributor’s payments to You hereunder in whole or in part are financed by a fund in accordance with a fund’s plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act or authorized by a fund’s Board to pay for sub-accounting and/or sub-transfer agent related services outside of a Rule 12b-1 plan, then in the event of the termination, cancellation or modification of such 12b-1 plan or sub-accounting and/or sub-
transfer agent fee arrangement by a fund’s board of directors or trustees or shareholders, You agree upon notification at the Distributor’s option to waive its right to receive such compensation hereunder until such time, if ever, as Distributor receives payment. The Distributor will make payments as provided in this paragraph for all amounts owed prior to the date of termination, cancellation or modification of such
12b-1 plan or sub-accounting and/or sub-transfer agent fee arrangement by a fund’s board of directors or trustees or shareholders.

13. Board Cessation of Fund Offerings.

The Agreement, including all amendments thereto, may be terminated with respect to any fund at any time, without the payment of any penalty, by vote of the fund’s Board, by vote of a majority of those members of such Board who are not “interested persons” of that fund as defined in the 1940 Act, or by vote of a majority of the outstanding voting securities of a fund on 60 days’ written notice to You and Distributor.

14. Suitability.

You agree that it is Your responsibility to evaluate and determine that any Contract owner or participant transaction in fund shares (including a transaction in a specific class of fund shares) is a suitable transaction for each client based on client’s objectives and risk profile, to the extent required by law.

15. Blue Sky Registrations.
Distributor shall notify ING of the states or other jurisdictions in which Shares are currently available for sale to the public. As of the date of this Amendment, the Fund represents and warrants that all Shares are registered in all states and jurisdictions. The Distributor shall notify ING on a timely basis if any Shares are not registered or should no longer be available for sale. Distributor shall have no obligation to register or make available Shares in any state or other jurisdiction. ING represents and warrants that it will not offer Shares of any Fund or Series for sale in any state or jurisdiction where such
Shares may not be legally sold or where ING is not qualified to act as a broker-dealer. ING also represents and warrants that it will not offer Shares of any Fund in any foreign country unless authorized by Distributor.

16. Compliance Rule 38a-1.

You agree to provide Us with any assistance or report that we reasonably request in order to fulfill our duties to assist the Funds with compliance with Rule 38a-1 under the 1940 Act, in our capacity as principal underwriter to each Fund.

17. Notices.

Notices required by this Agreement should be sent as follows:

You:
c/o ILIAC/ING Financial
One Orange Way, C1S
Windsor, CT 06095
Attn: Jacqueline Salamon
Fax:860-580-4934

Distributor:
c/o Legg Mason
100 Stamford Place, 5th Floor
Stamford, CT 06902
Attn: Business Development
Fax: 877-563-3019

18. Effectiveness of Payment Obligations.

No compensation, fees or payment obligations contemplated by this Agreement will accrue until the date that the Agreement is executed by the Distributor.

19. Addition to Section 3. Fees.

The following language shall be added to the Section 3 of the Fund Participation Agreement dated February 1, 2001:

ING shall provide LMIS with an invoice for the fees, accompanied by supporting schedules, in an electronic format that can be easily manipulated. The supporting schedules shall include CUSIPS, Fund
Names and share classes. Service Provider shall provide assets, number of participant accounts, billing rate and fee calculation for each CUSIP. ING will be paid within 30 business days after the end of each calendar quarter.

20. Schedule B to the Agreement is hereby deleted and replaced by Schedule B, attached hereto.
Additional Funds may be included or removed from Schedule B by written notice from LMIS to ING.

21. Other Terms.

Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the Parties to this
Amendment.

For the purpose of referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services, LLC.

Legg Mason Investor Services, LLC		ING Life Insurance and Annuity Company

By:	/s/ Thomas J. Hirschamm	By:	/s/ Robert Garrey
Name:		Name: Robert Garrey
Title:	Thomas Hirschmann	Title:	Vice President
Date:	Managing Director	Date:	February 14, 2011
3/1/11
ING Financial Advisers, LLC

		By:	/s/ David Kelsey
		Name:	David Kelsey
		Title:	COO/VP
		Date:	February 14, 2011

SCHEDULE B

€Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps) and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Emerging Markets Debt Portfolio	A	LWEAX	52469L694
Legg Mason Investment Counsel Financial Services Fund	A	SBFAX	52469R105
Legg Mason Batterymarch Global Equity Fund	A	CFIPX	52469H487
Legg Mason BW Diversified Large Cap Value Fund	A	LBWAX	524686789
@^Legg Mason BW International Opportunities Bond Fund	A	TBD	TBD
Legg Mason Capital Management All Cap Fund	A	SPAAX	52469G786
Legg Mason ClearBridge Aggressive Growth Fund	A	SHRAX	52468C109
Legg Mason ClearBridge Appreciation Fund	A	SHAPX	52468E105
Legg Mason ClearBridge Capital Fund	A	SCCAX	524694106
Legg Mason ClearBridge Diversified Large Cap Growth Fund	A	CFLGX	52469H545
Legg Mason ClearBridge Dividend Strategy Fund	A	GROAX	52467T772
Legg Mason ClearBridge Equity Fund	A	LMQAX	524695202
Legg Mason ClearBridge Equity Income Builder Fund	A	SOPAX	52469H636
Legg Mason ClearBridge Fundamental All Cap Value Fund	A	SHFVX	52469C108
Legg Mason ClearBridge Large Cap Value Fund	A	SINAX	52470J100
Legg Mason ClearBridge Large Cap Growth Fund	A	SBLGX	52469H826
Legg Mason ClearBridge Mid Cap Core Fund	A	SBMAX	52469H768
Legg Mason ClearBridge Mid Cap Growth Fund	A	LBGAX	52467P564
Legg Mason ClearBridge Small Cap Growth Fund	A	SASMX	52470H815
Legg Mason ClearBridge Small Cap Value Fund	A	SBVAX	52469G513
Legg Mason Esemplia Emerging Markets Equity Fund	A	SMKAX	52469H677
Legg Mason Global Currents International All Cap Opportunity Fund	A	SBIEX	52469X607
Legg Mason Global Currents International Small Cap Opportunity Fund	A	LCOAX	52467P499
Legg Mason Investment Counsel Social Awareness Fund	A	SSIAX	52469A102
Legg Mason Permal Tactical Allocation Fund	A	LPTAX	52470J316
Legg Mason Strategic Real Return Fund	A	LLRAX	524686607
Legg Mason Western Asset Adjustable Rate Income Fund	A	ARMZX	52468A608
Legg Mason Western Asset Core Bond Fund	A	TRBAX	52469F549
Legg Mason Western Asset Core Plus Bond Fund	A	SHMGX	52468W105
Legg Mason Western Asset Corporate Bond Fund	A	SIGAX	52469F317
Legg Mason Western Asset Global High Yield Bond Fund	A	SAHYX	52469F465
Legg Mason Western Asset Global Inflation Management Fund	A	SBGLX	52469F168
Legg Mason Western Asset Government Securities Fund	A	SGVAX	52469F366
Legg Mason Western Asset High Income Fund	A	SHIAX	52469F630
Legg Mason Western Asset Short-Term Bond Fund	A	SBSTX	52469E500
Legg Mason Western Asset Strategic Income Fund	A	SDSAX	52469F754
^Legg Mason Batterymarch International Equity Trust	A	LMEAX	52465U847

€Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps)
and recordkeeping fees of __bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	A	LMFAX	52470J704
Legg Mason Target Retirement 2020 Fund	A	LMWAX	52470J845
Legg Mason Target Retirement 2025 Fund	A	LMXAX	52470J779
Legg Mason Target Retirement 2030 Fund	A	LMVAX	52470J712
Legg Mason Target Retirement 2035 Fund	A	LMNAX	52470J647
Legg Mason Target Retirement 2040 Fund	A	LMYAX	52470J571
Legg Mason Target Retirement 2045 Fund	A	LMKAX	52470J514
Legg Mason Target Retirement 2050 Fund	A	LMJAX	52470J449
Legg Mason Target Retirement Fund	A	LMPAX	52470J373
^Legg Mason Batterymarch Emerging Markets Trust	A	LMRAX	52465U839
^Legg Mason BW Global Opportunities Bond Fund	A	GOBAX	524673407
Legg Mason Capital Management Amer Ldg Cos Trust	A	LGAAX	52468V107
Legg Mason Capital Management Growth Trust	A	LGGAX	52465Y500
Legg Mason Capital Management Opportunity Trust	A	LGOAX	52465G301
Legg Mason Capital Management Special Investment Trust	A	LMSAX	524904505
Legg Mason Capital Management Value Trust	A	LGVAX	524659505
Legg Mason Capital Management Disciplined Equity Research Fund	A	LCDAX	524686854

€Legg Mason Class A – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps) and recordkeeping fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 100%	A	LMLAX	52467P671
Legg Mason Lifestyle Allocation 30%	A	SBCPX	52467P853
Legg Mason Lifestyle Allocation 50%	A	SBBAX	52467P804
Legg Mason Lifestyle Allocation 70%	A	SCGRX	52467P812
Legg Mason Lifestyle Allocation 85%	A	SCHAX	52467P762

Legg Mason Class A - Funds with annual compensation on assets comprised of 12b-1 (which is currently
__ bps) and servicing fees of __bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	A	SBSPX	52469H727

LeggMason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Emerging Markets Debt Portfolio	C	LWECX	52469L686
Legg Mason Investment Counsel Financial Services Fund	C	SFSLX	52469R303
Legg Mason Batterymarch Global Equity Fund	C	SILLX	52469H461
Legg Mason BW Diversified Large Cap Value Fund	C	LBWCX	524686771
@^Legg Mason BW International Opportunities Bond Fund	C	TBD	TBD
Legg Mason Capital Management All Cap Fund	C	SPBLX	52469G760
Legg Mason ClearBridge Aggressive Growth Fund	C	SAGCX	52468C307
Legg Mason ClearBridge Appreciation Fund	C	SAPCX	52468E303
Legg Mason ClearBridge Capital Fund	C	SCCCX	524694304
Legg Mason ClearBridge Diversified Large Cap Growth Fund	C	SMDLX	52469H529
+Legg Mason ClearBridge Dividend Strategy Fund	C	SCPLX	52467T756
Legg Mason ClearBridge Equity Fund	C	LMQCX	524695400
Legg Mason ClearBridge Equity Income Builder Fund	C	SBPLX	52469H610
Legg Mason ClearBridge Fundamental All Cap Value Fund	C	SFVCX	52469C306
Legg Mason ClearBridge Large Cap Value Fund	C	SINOX	52470J308
Legg Mason ClearBridge Large Cap Growth Fund	C	SLCCX	52469H792
Legg Mason ClearBridge Mid Cap Core Fund	C	SBMLX	52469H743
Legg Mason ClearBridge Mid Cap Growth Fund	C	LBGCX	52467P556
Legg Mason ClearBridge Small Cap Growth Fund	C	SCSMX	52470H781
Legg Mason ClearBridge Small Cap Value Fund	C	SBVLX	52469G489
Legg Mason Esemplia Emerging Markets Equity Fund	C	SBKCX	52469H651
Legg Mason Global Currents International All Cap Opportunity Fund	C	SBICX	52469X805
Legg Mason Global Currents International Small Cap Opportunity Fund	C	LCOCX	52467P481
Legg Mason Investment Counsel Social Awareness Fund	C	SESLX	52469A300
Legg Mason Permal Tactical Allocation Fund	C	LPTCX	52470J290
Legg Mason Strategic Real Return Fund	C	LRRCX	524686706
Legg Mason Western Asset Adjustable Rate Income Fund	C	ARMGX	52468A806
Legg Mason Western Asset Core Bond Fund	C	SBTLX	52469F523
Legg Mason Western Asset Core Plus Bond Fund	C	SMGLX	52468W303
Legg Mason Western Asset Corporate Bond Fund	C	SBILX	52469F283
Legg Mason Western Asset Global High Yield Bond Fund	C	SHYCX	52469F440
Legg Mason Western Asset Global Inflation Management Fund	C	SBUFX	52469F150
Legg Mason Western Asset Government Securities Fund	C	SGSLX	52469F341
Legg Mason Western Asset High Income Fund	C	SHICX	52469F614
Legg Mason Western Asset Short-Term Bond Fund	C	SSTLX	52469E708
Legg Mason Western Asset Strategic Income Fund	C	SDSIX	52469F739

LeggMason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	C	LMFCX	52470J803
Legg Mason Target Retirement 2020 Fund	C	LMWCX	52470J837
Legg Mason Target Retirement 2025 Fund	C	LMXCX	52470J761
Legg Mason Target Retirement 2030 Fund	C	LMVCX	52470J696
Legg Mason Target Retirement 2035 Fund	C	LMTCX	52470J639
Legg Mason Target Retirement 2040 Fund	C	LMHCX	52470J563
Legg Mason Target Retirement 2045 Fund	C	LMKCX	52470J498
Legg Mason Target Retirement 2050 Fund	C	LMJCX	52470J431
Legg Mason Target Retirement Fund	C	LMRCX	52470J365
^Legg Mason Batterymarch Emerging Markets Trust	C	LMEMX	52465U508
^Legg Mason Batterymarch International Equity Trust	C	LMGEX	52465U201
^Legg Mason BW Global Opportunities Bond Fund	C	GOBCX	524673506
Legg Mason Capital Management American Leading Companies Trust	C	LMALX	52465Q101
Legg Mason Capital Management Growth Trust	C	LMGTX	52465Y104
Legg Mason Capital Management Opportunity Trust	C	LMOPX	52465G103
Legg Mason Capital Management Disciplined Equity Research Fund	C	LCDCX	524686847
Legg Mason Capital Management Special Investment Trust	C	LMASX	524904109
Legg Mason Capital Management Value Trust	C	LMVTX	524659109

LeggMason Class C - Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __ bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 100%	C	LMYCX	52467P655
Legg Mason Lifestyle Allocation 30%	C	SBCLX	52467P838
Legg Mason Lifestyle Allocation 50%	C	SCBCX	52467P879
Legg Mason Lifestyle Allocation 70%	C	SCGCX	52467P788
Legg Mason Lifestyle Allocation 85%	C	SCHCX	52467P747

Legg Mason Class D – Funds with annual compensation on assets comprised of recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Batterymarch S&P 500 Index Fund	D	SBSDX	52469H719

€Legg Mason Class FI – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps)
and recordkeeping fees of __ bps.
Fund Name	Class	Ticker	CUSIP
^Legg Mason Batterymarch Emerging Markets Trust	FI	LGFMX	52465C201
^Legg Mason Batterymarch International Equity Trust	FI	LGFEX	52465D209
^Legg Mason BW Global Opportunities Bond Fund	FI	GOBFX	37947Q209
Legg Mason Capital Management Growth Trust	FI	LMGFX	52465Y302
Legg Mason Capital Management Opportunity Trust	FI	LMOFX	52467D108
Legg Mason Capital Management Special Investment Trust	FI	LGASX	524904307
Legg Mason Capital Management Value Trust	FI	LMVFX	524659307
@Legg Mason Capital Management Disciplined Equity Research Fund	FI	TBD	524686839

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Western Asset Emerging Markets Debt Portfolio	I	SEMDX	52469F481
Western Asset Global High Yield Bond Portfolio	I	SIHYX	52469F473
Legg Mason Investment Counsel Financial Services Fund	I	TBD	52469R402
Legg Mason Batterymarch Global Equity Fund	I	SMYIX	52469H453
Legg Mason BW Diversified Large Cap Value Fund	I	LBWIX	524686755
@^Legg Mason BW International Opportunities Bond Fund	I	TBD	524686409
Legg Mason Capital Management All Cap Fund	I	LACIX	52469G752
Legg Mason ClearBridge Aggressive Growth Fund	I	SAGYX	52468C406
Legg Mason ClearBridge Appreciation Fund	I	SAPYX	52468E402
Legg Mason ClearBridge Capital Fund	I	SACPX	524694403
Legg Mason ClearBridge Diversified Large Cap Growth Fund	I	LADIX	52469H511
Legg Mason ClearBridge Dividend Strategy Fund	I	LMBIX	52467T749
Legg Mason ClearBridge Equity Fund	I	LMQIX	524695509
Legg Mason ClearBridge Equity Income Builder Fund	I	SOPYX	52469H594
Legg Mason ClearBridge Fundamental All Cap Value Fund	I	SFVYX	52469C405
Legg Mason ClearBridge Large Cap Value Fund	I	SAIFX	52470J407
Legg Mason ClearBridge Large Cap Growth Fund	I	SBLYX	52469H784
Legg Mason ClearBridge Mid Cap Core Fund	I	SMBYX	52469H735
Legg Mason ClearBridge Small Cap Growth Fund	I	SBPYX	52470H765
Legg Mason ClearBridge Small Cap Value Fund	I	SMCYX	52469G471
Legg Mason Esemplia Emerging Markets Equity Fund	I	SBEYX	52469H644

Legg Mason Global Currents International All Cap Opportunity Fund	I	SBIYX	52469X888
Legg Mason Global Currents International Small Cap Opportunity Fund	I	LCOIX	52467P515
Legg Mason Investment Counsel Social Awareness Fund	I	LMRNX	52469A409
Legg Mason Manager Select Series Large Cap Growth Fund	I	LSLIX	524686102
Legg Mason Manager Select Series Large Cap Value Fund	I	LGRIX	524686201
Legg Mason Permal Tactical Allocation Fund	I	LPTIX	52470J274
Legg Mason Strategic Real Return Fund	I	LRRIX	524686888
Legg Mason Western Asset Adjustable Rate Income Fund	I	SBAYX	52468A889
+Legg Mason Western Asset Core Plus Bond Fund	I	SMGYX	52468W402
Legg Mason Western Asset Corporate Bond Fund	I	SIGYX	52469F275
+Legg Mason Western Asset Global High Yield Bond Fund	I	SHYOX	52469F432
Legg Mason Western Asset Government Securities Fund	I	SGSYX	52469F333
+Legg Mason Western Asset High Income Fund	I	SHIYX	52469F598
+Legg Mason Western Asset Short-Term Bond Fund	I	SBSYX	52469E807
Legg Mason Western Asset Strategic Income Fund	I	SDSYX	52469F721

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
Legg Mason Target Retirement 2015 Fund	I	LMFIX	52470J860
Legg Mason Target Retirement 2020 Fund	I	LMWIX	52470J795
Legg Mason Target Retirement 2025 Fund	I	LMXIX	52470J738
Legg Mason Target Retirement 2030 Fund	I	LMVIX	52470J662
Legg Mason Target Retirement 2035 Fund	I	LMNIX	52470J597
Legg Mason Target Retirement 2040 Fund	I	LMNRX	52470J530
Legg Mason Target Retirement 2045 Fund	I	LMKIX	52470J464
Legg Mason Target Retirement 2050 Fund	I	LMJIX	52470J399
Legg Mason Target Retirement Fund	I	LMIMX	52470J332

Legg Mason Class I – Funds with annual compensation on assets comprised of recordkeeping fees of __ bps.
Fund Name	Class	Ticker	CUSIP
Legg Mason Lifestyle Allocation 30%	I	LMGIX	52467P820
Legg Mason Lifestyle Allocation 50%	I	LMEIX	52467P861
Legg Mason Lifestyle Allocation 70%	I	LLAIX	52467P770
Legg Mason Lifestyle Allocation 85%	I	LANIX	52467P739

Legg Mason Class I – Fund with annual compensation on assets comprised of recordkeeping fees of __ bps.
Fund Name	Class	Ticker	CUSIP
^Legg Mason Batterymarch Emerging Markets Trust	I	LGEMX	52465U607
^Legg Mason Batterymarch International Equity Trust	I	LGIEX	52465U409
^Legg Mason Batterymarch U.S. Small Cap Equity Portfolio	I	LMSIX	502082811
^Legg Mason BW Global Opportunities Bond Fund	I	GOBIX	37947Q308
Legg Mason Capital Management American Leading Companies Trust	I	LGAMX	52465Q200
Legg Mason Capital Management Growth Trust	I	LMGNX	52465Y203
Legg Mason Capital Management Opportunity Trust	I	LMNOX	52465G202
Legg Mason Capital Management Special Investment Trust	I	LMNSX	524904208
Legg Mason Capital Management Value Trust	I	LMNVX	524659208
Legg Mason Capital Management Disciplined Equity Research Fund	I	LGMIX	524686821

Legg Mason Class R – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps) and recordkeeping fees of __ bps. The recordkeeping fees may be comprised of fund payments, revenue share or a combination of the two.
Fund Name	Class	Ticker	CUSIP
@Legg Mason BW Diversified Large Cap Value Fund	R	TBD	524686748
Legg Mason ClearBridge Aggressive Growth Fund	R	LMPRX	52468C505
Legg Mason ClearBridge Appreciation Fund	R	LMPPX	52468E501
Legg Mason ClearBridge Equity Income Builder Fund	R	LMMRX	52469H271
Legg Mason ClearBridge Large Cap Growth Fund	R	LMPLX	52469H693
Legg Mason ClearBridge Mid Cap Core Fund	R	LMREX	52469H172
@Legg Mason ClearBridge Mid Cap Growth Fund	R	TBD	52467P523
Legg Mason ClearBridge Small Cap Growth Fund	R	LMPOX	52470H690
@Legg Mason Esemplia Emerging Markets Equity Fund	R	TBD	TBD
@Legg Mason Global Currents International All Cap Opportunity Fund	R	TBD	TBD
@Legg Mason Permal Tactical Allocation Fund	R	TBD	TBD
@Legg Mason Strategic Real Return Fund	R	TBD	524686862
Legg Mason Western Asset Core Bond Fund	R	LMPTX	52469F499
Legg Mason Western Asset Core Plus Bond Fund	R	LMPCX	52468W501
Legg Mason Target Retirement 2015 Fund	R	LMFRX	52470J878
Legg Mason Target Retirement 2020 Fund	R	LMWRX	52470J811
Legg Mason Target Retirement 2025 Fund	R	LMXRX	52470J746
Legg Mason Target Retirement 2030 Fund	R	LMQRX	52470J670
Legg Mason Target Retirement 2035 Fund	R	LMRRX	52470J613
Legg Mason Target Retirement 2040 Fund	R	LMYRX	52470J548
Legg Mason Target Retirement 2045 Fund	R	LMKRX	52470J472
Legg Mason Target Retirement 2050 Fund	R	LMJRX	52470J415
Legg Mason Target Retirement Fund	R	LMERX	52470J340
^Legg Mason Batterymarch Emerging Markets Trust	R	LBERX	52465U821
^Legg Mason Batterymarch International Equity Trust	R	LMIRX	52465U870
Legg Mason Capital Management Growth Trust	R	LMGRX	52465Y401
Legg Mason Capital Management Opportunity Trust	R	LMORX	52467D207
@Legg Mason Capital Management Disciplined Equity Research Fund	R	TBD	524686813
Legg Mason Capital Management Special Investment Trust	R	LMARX	524604406
Legg Mason Capital Management Value Trust	R	LMVRX	524659406

Legg Mason Class IS – No compensation may be paid. This is a no- 12b-1 share class with no recordkeeping fees or revenue share.

Fund Name		Class	Ticker	CUSIP
@X WA Emerging Markets Debt Portfolio		IS	LWISX	52469L678
X Legg Mason BW Diversified Large Cap Value Fund		IS	LBISX	524686730
X ^ Legg Mason BW International Opportunities Bond Fund		IS	LMOTX	524686508
X Legg Mason ClearBridge Aggressive Growth Fund		IS	LSIFX	52468C703
X Legg Mason ClearBridge Appreciation Fund		IS	LMESX	52468E709
X Legg Mason ClearBridge Fundamental All Cap Value Fund		IS	LSISX	52469C504
X Legg Mason ClearBridge Large Cap Value Fund		IS	LMLSX	52470J605
@X Legg Mason ClearBridge Large Cap Growth Fund		IS	LSITX	52469H255
X Legg Mason ClearBridge Mid Cap Core Fund		IS	LSIRX	52469H263
X @Legg Mason ClearBridge Mid Cap Growth Fund		IS	TBD	TBD
X Legg Mason ClearBridge Small Cap Growth Fund		IS	LMOIX	52470H666
X Legg Mason Global Currents International All Cap Opportunity Fund		IS	LSIUX	52469X870
@X Legg Mason Global Currents International Small Cap Opportunity Fund		IS	TBD	TBD
X Legg Mason Permal Tactical Allocation Fund		IS	LPTSX	52470J266
@ X Legg Mason Strategic Real Return Fund		IS	TBD	524686870
X Legg Mason Target Retirement 2015 Fund		IS	LMFSX	52470J852
X Legg Mason Target Retirement 2020 Fund		IS	LMWSX	52470J787
X Legg Mason Target Retirement 2025 Fund		IS	LMXSX	52470J720
X Legg Mason Target Retirement 2030 Fund		IS	LMVSX	52470J654
X Legg Mason Target Retirement 2035 Fund		IS	LMSSX	52470J589
X Legg Mason Target Retirement 2040 Fund		IS	LMYSX	52470J522
X Legg Mason Target Retirement 2045 Fund		IS	LMKSX	52470J456
X Legg Mason Target Retirement 2050 Fund		IS	LMJSX	52470J381
X Legg Mason Target Retirement Fund		IS	LMRSX	52470J324
X ^Legg Mason Batterymarch Emerging Markets Trust		IS	LMGSX	52465U862
X ^Legg Mason Batterymarch International Equity Trust		IS	LIESX	52465U854
X ^Legg Mason BW Global Opportunities Bond Fund		IS	GOBSX	37947Q100

Legg Mason Class P – Funds with annual compensation on assets comprised of 12b-1 per the then-current prospectus and recordkeeping fees of __ bps.
Fund Name		Class	Ticker	CUSIP
%Legg Mason Western Asset Corporate Bond Fund		P	LCBPX	52469L660

Legg Mason Money Market Funds – Funds with annual compensation on assets comprised of 12b-1 (which is
currently __bps) and recordkeeping fees of	bps.
Fund Name		Class	Ticker	CUSIP
+Western Asset Money Market Fund		A	SBCXX	52470R888
Western Asset Government Money Market Fund		A	SMGXX	52470R847
+Western Asset Municipal Money Market Fund		A	TFMXX	52470R755
Western Asset Liquid Reserves		A	LLAXX	52470R441

Western Asset Class FI – Funds with annual compensation on assets comprised of 12b-1 (which is currently __ bps)
and recordkeeping fees of __ bps.
Fund Name	Class	Ticker	CUSIP
WA Absolute Return Portfolio	FI	WARIX	957663693
WA Core Bond Portfolio	FI	WAPIX	957663404
WA Core Plus Bond Portfolio	FI	WACIX	957663602
@ WA Enhanced Equity Portfolio	FI	TBD	957663784
@ WA Global Strategic Income Portfolio	FI	TBD	957663727
@ WA High Yield Portfolio	FI	TBD	957663834
@ WA Intermediate Bond Portfolio	FI	WAIFX	957663800
@ WA Money Market Portfolio	FI	TBD	957663768
@ WA Non - US Opportunity Bond Portfolio	FI	TBD	957663859
@ WA US Govt Money Market Portfolio	FI	TBD	957663743

Western Asset Class I –Funds with annual compensation on assets comprised of recordkeeping fees of __ bps.
Fund Name	Class	Ticker	CUSIP
WA Absolute Return Portfolio	I	WAARX	957663719
WA Core Bond Portfolio	I	WATFX	957663305
WA Core Plus Bond Portfolio	I	WACPX	957663503
@ WA Enhanced Equity Portfolio	I	TBD	957663792
@ WA Global Strategic Income Portfolio	I	TBD	957663735
WA High Yield Portfolio	I	WAHYX	957663842
WA Inflation Indexed Plus Bond Portfolio	I	WAIIX	957663883
WA Intermediate Bond Portfolio	I	WATIX	957663701
WA Limited Duration Bond Portfolio	I	WALDX	957663107
@ WA Money Market Portfolio	I	TBD	957663776
@ WA US Govt Money Market Portfolio	I	TBD	957663750
WA Non - US Opportunity Bond Portfolio	I	WAFIX	957663867

Western Asset Class IS – No compensation may be paid. This is a no-12b-1 share class with no recordkeeping fees or revenue share.
Fund Name	Class	Ticker	CUSIP
X WA Absolute Return Portfolio	IS	WAASX	957663685
X WA Core Bond Portfolio	IS	WACSX	957663677
X WA Core Plus Bond Portfolio	IS	WAPSX	957663669
X WA High Yield Portfolio	IS	WAHSX	957663636
X WA Inflation Indexed Plus Bond Portfolio	IS	WAFSX	957663545
X WA Intermediate Bond Portfolio	IS	WABSX	957663610
X WA Limited Duration Bond Portfolio	IS	WALSX	957663586
@X WA Non-US Opportunity Bond Portfolio	IS	WAOSX	957663560

^ Funds with redemption fees
% Not exchangeable. Only existing investors can continue to invest
+ Only available to existing shareholders/closed to new investors
X Available to institutional investors only, who make an initial purchase of at least $1 million and maintain a single account at the Fund. Examples of eligible investors are corporations, banks, trust companies, foundations, defined benefit plans that do not charge recordkeeping fees. Retirement plans such as 401k, 457, 403b may not charge recordkeeping fees to be eligible and further need to be individually assessed as to whether they meet other eligibility requirements, at the sole discretion of the distributor.
@ Currently unavailable for purchase. Please contact the distributor in advance to express sales interest or for more information, including when the share class/fund may be made available. The distributor will consider whether or not to make the requested share class/fund available for sale and may decline to do so in its sole discretion.
€: For any individual Fund for which both Class A and Class FI shares are available to investors under this Agreement, only
Class FI shares may be offered to new Retirement Plans. Class A shares may continue to be offered to any Retirement Plan that currently purchases Class A shares of that Fund or of any predecessor Fund.
:For any individual Fund for which both Class C and Class R1 shares are available to investors under this Agreement, only
Class R1 shares may be offered to new Retirement Plans. Class C shares may continue to be offered to any Retirement Plan that currently purchases Class C shares of that Fund or of any predecessor Fund.

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